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                                EXHIBIT 10.54













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                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


   This Amendment No. 1 to Amended and Restated Credit Agreement (this "Amendment"), made as of the 16th day of May, 1994, between RINI-REGO SUPERMARKETS, INC. (formerly known as Fisher Foods, Inc.), an Ohio corporation (herein the "Borrower"), the Banks (as hereinafter defined) and SOCIETY NATIONAL BANK, as agent for the Banks (in such capacity, the "Agent"),

                                  WITNESSETH:
                                  -----------

   WHEREAS, the Borrower has been extended certain financial accommodations pursuant to that certain Amended and Restated Credit Agreement, dated as of May 27, 1993 (the "Credit Agreement"), among the Borrower, the financial institutions which are a party thereto (the "Banks") and the Agent; and

   WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement as set forth herein to permit the Borrower to increase the amount of the Borrower's permitted indebtedness to MetLife Capital Corporation;

   WHEREAS, the Banks which are the signatories hereto constitute Majority Banks for the purposes of amending the Credit Agreement pursuant to Section
8.21 thereof;

   NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks and the Agent do hereby agree as follows:


                          SECTION 1.  DEFINED TERMS.
                          --------------------------

   Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.


               SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.
               -----------------------------------------------

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        The Borrower, the Banks and the Agent hereby agree that the Credit
Agreement shall be amended, effective as of the date hereof and subject to the terms and conditions hereof, as follows:

        2.1  AMENDMENT TO SECTION 1.01.  The following definition found in
Section 1.01 shall be amended in its entirety to read as follows:

        "METLIFE INDEBTEDNESS" means the indebtedness incurred by the Borrower and guaranteed by Riser, in the principal amount not to exceed Six
    Million Dollars ($6,000,000), pursuant to certain loan and security agreements to be executed by the Borrower and Riser in favor of MetLife Capital Corporation from time to time which loan and security agreements shall be in form and substance reasonably satisfactory to the Agent and the Majority Banks.

        2.2 AMENDMENT TO SECTION 5.02(b)(iii). Section 5.02(b) shall be amended to delete clause (iii) in its entirety and to substitute the following in lieu thereof:

        "(iii) the MetLife Indebtedness, so long as the aggregate principal amount of such Indebtedness shall not at any time exceed Six Million Dollars ($6,000,000),"


        SECTION 3.  REPRESENTATIONS AND WARRANTIES.
        -------------------------------------------

   The Borrower hereby represents and warrants to the Banks and the Agent as follows:

        3.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

        3.2 CREDIT AGREEMENT. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The Borrower hereby ratifies and confirms the Credit Agreement, as amended by this Amendment.

        3.3 NONWAIVER. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Banks or the Agent under the Credit Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as,





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a waiver of any Default or Event of Default under the Credit Agreement as amended by this Amendment.

        3.4 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.


              SECTION 4.  CONDITIONS PRECEDENT TO EFFECTIVENESS
              -------------------------------------------------
                           OF THIS AMENDMENT NO. 1.
                           ------------------------

        In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

        4.1 THE AMENDMENT. The Banks and the Agent shall have received this Amendment No. 1 to Amended and Restated Credit Agreement, executed and delivered by a duly authorized officer of the Borrower.

        4.2 AMENDMENT NO. 1 TO RISER GUARANTY. The Banks and the Agent shall have received Amendment No. 1 to Amended and Restated Guaranty Agreement, executed and delivered by a duly authorized officer of Riser Foods, Inc., and all of the conditions precedent to such Amendment shall have been satisfied.

        4.3 ACKNOWLEDGEMENT OF GUARANTORS. The Banks and the Agent shall have received the Acknowledgement of Guarantors attached to this Amendment, executed and delivered by a duly authorized officer of each of the Guarantors of the indebtedness of the Borrower to the Banks and the Agent.

        4.4 BORROWER'S CERTIFICATE. The Banks and the Agent shall have received a certificate, in form and substance satisfactory to the Agent, executed for and on behalf of the Borrower by the Chief Executive Officer and the Secretary of the Borrower and dated as of the date of this Amendment, certifying (i) the Director's Resolutions of the Borrower, authorizing this Amendment, and each document or other instrument executed in connection with the Amendment, (ii) the names and signatures of the officers of the Borrower, and (iii) compliance by the Borrower with all representations, warranties, covenants and conditions under the Credit Agreement, as amended by this Amendment.

        4.5 OTHER DOCUMENTS. The Banks and the Agent shall have received each additional document, instrument or piece of information reasonably requested by the Agent, including, without limitation, any financing statements as may be necessary to continue the perfection of the security interests created by the Security Agreements.





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                          SECTION 5.  MISCELLANEOUS.
                          --------------------------

        5.1 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

        5.2 SEVERABILITY. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

        5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

        IN WITNESS WHEREOF, the Borrower has caused this Amendment No. 1 to Amended and Restated Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                        RINI-REGO SUPERMARKETS, INC. (formerly known as Fisher Foods, Inc.)

                        /s/ Ronald W. Ocasek
                        -----------------------------------

                        By: Ronald W. Ocasek
                           --------------------------------
                        Title: CFO & Treasurer
                              -----------------------------

ACCEPTED AND AGREED as of this
 16  day of May, 1994:
- - - ----
SOCIETY NATIONAL BANK, as a Bank and as Agent

/s/ Todd B. Boney
- - - -------------------------------

By: Todd B. Boney
   ----------------------------
Title: Vice President
      -------------------------

NATIONAL CITY BANK, as a Bank

/s/ Terry Wolford
- - - -------------------------------

By: Terry Wolford
   ----------------------------
Title: Vice President
      -------------------------




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NBD BANK, N.A., as a Bank

_______________________________
By:____________________________
Its:___________________________



PNC BANK, NATIONAL ASSOCIATION

_______________________________
By:____________________________
Title:_________________________


STAR BANK, N.A.


_______________________________
By:____________________________
Its:___________________________








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                        ACKNOWLEDGEMENT OF GUARANTORS
                        -----------------------------

   Each of the undersigned, RISER FOODS, INC., SEAWAY FOOD SERVICE, INC. (formerly known as American Seaway Foods, Inc.), FISHER PROPERTIES, INC., and AMERICAN SEAWAY FOODS, INC. (formerly known as Heritage Wholesalers, Inc.), each of which being a guarantor of indebtedness of the Borrower to the Banks and the Agent, hereby acknowledges and agrees to the terms of the foregoing Amendment No. 1 to Amended and Restated Credit Agreement. Each of the undersigned represents and warrants to the Banks and the Agent that the respective Amended and Restated Guaranty Agreements (as amended), executed and delivered by each of the undersigned, each dated as of May 27, 1993, remain the valid and binding obligations of each of the undersigned, respectively, enforceable against it in accordance with their terms.

                                 RISER FOODS, INC.

                                 /s/ Ronald W. Ocasek
                                 --------------------------------
                                 By: Ronald W. Ocasek
                                    -----------------------------
                                 Title: Sr. V.P., CFO & Treasurer
                                       --------------------------

                                 SEAWAY FOOD SERVICE, INC.
                                 (formerly known as American Seaway Foods, Inc.)

                                 /s/ Ronald W. Ocasek
                                 ---------------------------------
                                 By: Ronald W. Ocasek
                                    ------------------------------
                                 Title: CFO & Treasurer
                                       ---------------------------

                                 AMERICAN SEAWAY FOODS, INC.
                                 (formerly known as Heritage Wholesalers, Inc.)

                                 /s/ Ronald W. Ocasek
                                 ---------------------------------
                                 By: Ronald W. Ocasek
                                    ------------------------------
                                 Title: CFO & Treasurer
                                       ---------------------------




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                                         FISHER PROPERTIES, INC.

                                         /s/ Ronald W. Ocasek
                                         ----------------------------------
                                         By: Ronald W. Ocasek
                                            -------------------------------
                                         Title: CFO & Treasurer
                                               ----------------------------



Executed:  May __, 1994






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